EX-24
                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of InaCom Corp. constitutes and appoints each of Bill L. Fairfield and David C. Guenthner as his true and lawful attorney-in-fact and agent, with each having full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities, to execute a registration statement on Form S-3 for the registration under the Securities Act of 1933 of up to 328,000 shares of common stock, par value $.10, of InaCom Corp. and any and all amendments and post-effective amendments and supplements to the registration statement and any and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto each of such attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 14th day of October, 1996.

                                              /s/ DURWARD B. VARNER
                                              _______________________
                                              Durward B. Varner

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of InaCom Corp. constitutes and appoints each of Bill L. Fairfield and David C. Guenthner as his true and lawful attorney-in-fact and agent, with each having full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities, to execute a registration statement on Form S-3 for the registration under the Securities Act of 1933 of up to 328,000 shares of common stock, par value $.10, of InaCom Corp. and any and all amendments and post-effective amendments and supplements to the registration statement and any and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto each of such attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 15th day of October, 1996.

                                                   /s/ W. GRANT GREGORY
                                                   _________________________
                                                   W. Grant Gregory

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of InaCom Corp. constitutes and appoints each of Bill L. Fairfield and David C. Guenthner as his true and lawful attorney-in-fact and agent, with each having full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities, to execute a registration statement on Form S-3 for the registration under the Securities Act of 1933 of up to 328,000 shares of common stock, par value $.10, of InaCom Corp. and any and all amendments and post-effective amendments and supplements to the registration statement and any and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto each of such attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 14th day of October, 1996.

                                                  /s/ RICK INATOME
                                                  ______________________
                                                  Rick Inatome

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of InaCom Corp. constitutes and appoints each of Bill L. Fairfield and David C. Guenthner as his true and lawful attorney-in-fact and agent, with each having full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities, to execute a registration statement on Form S-3 for the registration under the Securities Act of 1933 of up to 328,000 shares of common stock, par value $.10, of InaCom Corp. and any and all amendments and post-effective amendments and supplements to the registration statement and any and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto each of such attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 15th day of October, 1996.

                                                  /s/ JOSEPH AUERBACH
                                                  _________________________
                                                  Joseph Auerbach

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of InaCom Corp. constitutes and appoints each of Bill L. Fairfield and David C. Guenthner as his true and lawful attorney-in-fact and agent, with each having full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities, to execute a registration statement on Form S-3 for the registration under the Securities Act of 1933 of up to 328,000 shares of common stock, par value $.10, of InaCom Corp. and any and all amendments and post-effective amendments and supplements to the registration statement and any and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto each of such attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 14th day of October, 1996.

                                                  /s/ BILL L. FAIRFIELD
                                                  _______________________
                                                  Bill L. Fairfield

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of InaCom Corp. constitutes and appoints each of Bill L. Fairfield and David C. Guenthner as his true and lawful attorney-in-fact and agent, with each having full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities, to execute a registration statement on Form S-3 for the registration under the Securities Act of 1933 of up to 328,000 shares of common stock, par value $.10, of InaCom Corp. and any and all amendments and post-effective amendments and supplements to the registration statement and any and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto each of such attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 14th day of October, 1996.

                                                  /s/ JOSEPH INATOME
                                                  _________________________
                                                  Joseph Inatome

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of InaCom Corp. constitutes and appoints each of Bill L. Fairfield and David C. Guenthner as his true and lawful attorney-in-fact and agent, with each having full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities, to execute a registration statement on Form S-3 for the registration under the Securities Act of 1933 of up to 328,000 shares of common stock, par value $.10, of InaCom Corp. and any and all amendments and post-effective amendments and supplements to the registration statement and any and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto each of such attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 14th day of October, 1996.

                                                  /s/ GARY SCHWENDIMAN
                                                  _______________________
                                                  Gary Schwendiman